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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): JANUARY 3, 2005

                            CROGHAN BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)

                                     0-20159
                            (Commission File Number)

                  OHIO                                       31-1073048
    (State or other jurisdiction of                        (IRS Employer
             incorporation)                              Identification No.)

    323 CROGHAN STREET, FREMONT, OHIO                                 43420
(Address of principal executive offices)                            (Zip Code)


                                 (419) 332-7301
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01 - Other Events.

On January 3, 2005, Croghan Bancshares, Inc. ("Croghan") issued a press release announcing the completed acquisition of The Custar State Bank in Custar, Ohio ("Custar") in an all-cash transaction. Croghan will pay $74.10 cash for each outstanding Custar share. As of the date of the closing, Custar had a total of 187,498 shares outstanding. The press release is attached hereto as Exhibit 99 and incorporated herein by reference.



Item 9.01 - Financial Statements and Exhibits.

    (a)  None required.

    (b)  None required.

    (c)  Exhibits.


                 Exhibit Number          Description
                 --------------          -----------
                      99                 Press Release dated January 3, 2005






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                                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   CROGHAN BANCSHARES, INC.
                                                         (Registrant)

Date:  January 3, 2005                             By: /s/ Steven C. Futrell
                                                       -----------------------
                                                       Steven C. Futrell,
                                                       President & CEO








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                                INDEX TO EXHIBITS



              Exhibit Number         Description
              --------------         -----------
                    99               Press Release dated January 3, 2005